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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                  CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act"), I, David M. McClanahan, President and Chief Executive Officer of CenterPoint Energy, Inc. (the "Company"), hereby certify, to the best of my knowledge:

(1) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2003                       /s/ David M. McClanahan
                                               ---------------------------------
                                               David M. McClanahan
                                               President and
                                               Chief Executive Officer